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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT



                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 7, 2000




                      Williams Communications Group, Inc.
             (Exact name of registrant as specified in its charter)



       Delaware                    1-15343                    73-1462856
   (State or other             (Commission                (I.R.S. Employer
   jurisdiction of             File Number)               Identification No.)
   incorporation)



     One Williams Center, Tulsa, Oklahoma                       74172
   (Address of principal executive offices                   (Zip Code)




        Registrant's telephone number, including area code: 918-573-2000




                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

         On February 7, 2000, Williams Communications Group, Inc., (the "Company") reported unaudited fourth-quarter revenues of $524 million.

Item 7.    Financial Statements and Exhibits.

         The Company files the following exhibit as part of this report:

         Exhibit 99. Copy of the Company's press release, dated February 7, 2000, publicly announcing the revenues reported herein.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  WILLIAMS COMMUNICATIONS GROUP, INC.




Date: March 6, 2000                /s/ SHAWNA L. GEHRES
                                  ---------------------------------------------
                                  Name: Shawna L. Gehres
                                  Title:   Corporate Secretary





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                               INDEX TO EXHIBITS



EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------
  99             Copy of the Company's press release, dated February 7, 2000, publicly announcing the revenues reported herein.